Exhibit 10.18

AMENDMENT NO. 2

Dated as of November 18, 2025

to

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of January 3, 2023

This AMENDMENT NO. 2 (this “Amendment”) is made as of November 18, 2025 by and among PTC Inc., a Massachusetts corporation (the “Parent”), PTC (IFSC) Limited, an entity organized under the laws of the Republic of Ireland (the “Irish Borrower” and, together with the Parent, the “Borrowers”), the Lenders listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), under that certain Fourth Amended and Restated Credit Agreement, dated as of January 3, 2023, by and among the Parent, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement” and as amended hereby, the “Amended Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent amend certain provisions of the Credit Agreement in accordance with Section 9.02 of the Credit Agreement; and

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree as follows:

1.
Amendments to the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)
Section 1.01 of the Credit Agreement is hereby amended to insert the following new defined term in the appropriate alphabetical order:

“Titan Disposition” means the consummation of the transactions contemplated by that certain Asset Purchase Agreement, dated as of November 5, 2025 (as amended, amended and restated or otherwise modified from time to time, in each case, excluding any amendments, amendments and restatements or other modifications that would be materially adverse to the Lenders in their capacities as such, the “Titan Purchase Agreement”), by and between the Parent and Parrot US Buyer, L.P., including, without limitation, the disposition of the “Purchased Assets” as defined in the Titan Purchase Agreement.

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(b)
Section 5.12 of the Credit Agreement is hereby amended to (w), restate the lead-in language in its entirety as set forth below, (x) delete the “and” at the end of clause (j) thereof, (y) to restate clause (k) thereof in its entirety as set forth below and (z) to add a new clause (l) thereto immediately following such restated clause (k) thereof as set forth below:

SECTION 5.12. Merger and Sale of Assets. No Company shall merge, amalgamate or consolidate with any other Person, or sell, lease or transfer or otherwise dispose of any assets to any Person, except that, if no Default or Event of Default shall then exist or immediately thereafter shall begin to exist (provided that notwithstanding the foregoing, the preceding Default and/or Event of Default blocker shall not apply to the transactions set forth in Section 5.12(l)):

(k) any Company may make any other sale, lease, transfer or other disposition of its property not otherwise permitted under this Section; provided that the aggregate book value of all property sold, leased, transferred or otherwise disposed of pursuant to this clause (k) in any fiscal year of the Parent shall not exceed Two Hundred Fifty Million Dollars ($250,000,000); and

(l) the Parent may consummate the Titan Disposition.

2.
Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of each of the following conditions precedent (the date of the satisfaction or waiver of all such conditions precedent, the “Amendment Effective Date”):
(a)
The Administrative Agent (or its counsel) shall have received counterparts of this Amendment duly executed by each of the Borrowers, the Required Lenders and the Administrative Agent (which, subject to Section 9.06 of the Credit Agreement, may include any Electronic Signatures (as defined below) transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page).
(b)
The Administrative Agent shall have received (i) for the account of each Lender that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount separately agreed upon with the Parent in writing and (ii) all other fees and amounts due and payable on or prior to the Amendment Effective Date, including, solely to the extent required to be paid pursuant to Section 9.03 of the Amended Credit Agreement and to the extent invoiced in reasonable detail at least one (1) Business Day prior to the Amendment Effective Date, reimbursement or payment of the Administrative Agent’s and its Affiliates’ reasonable out-of-pocket fees and expenses (including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents.
3.
Representations and Warranties of the Borrowers. Each of the Borrowers hereby represents and warrants as follows:
(a)
This Amendment and the Amended Credit Agreement constitute valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

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(b)
As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Amended Credit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) (or, if a representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such specific date).
4.
Reference to and Effect on the Loan Documents.
(a)
From and after the Amendment Effective Date, each reference to the Credit Agreement in the Amended Credit Agreement or any other Loan Document shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement.
(b)
Each Loan Document shall remain in full force and effect and are hereby ratified and confirmed.
(c)
Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.
(d)
This Amendment is a Loan Document.
5.
Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.
Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
7.
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PTC INC., as the Parent

By: /s/ Kristian Talvitie
Name: Kristian Talvitie
Title: Executive Vice President and Chief Financial Officer

PTC (IFSC) Limited, as the Irish Borrower

By: /s/ Eamonn Clarke
Name: Eamonn Clarke
Title: Director

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

JPMORGAN CHASE BANK, N.A.,

individually as a Lender and as the Administrative Agent

By: /s/ Zachary Quan

Name: Zachary Quan

Title: Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

THE HUNTINGTON NATIONAL BANK,

as a Lender

By: /s/ Phil Andresen

Name: Phil Andresen

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

TD BANK, N.A.,

as a Lender

By: /s/ Bernadette Collins

Name: Bernadette Collins

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ John R. Macks

Name: John R. Macks

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

CITIZENS BANK, N.A.,

as a Lender

By: /s/ Paul Feloney

Name: Paul Feloney

Title: SVP

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Greg Cappel

Name: Greg Cappel

Title: Principal

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

SANTANDER BANK, N.A.,

as a Lender

By: /s/ L. Daniel Menendez

Name: L. Daniel Menendez

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

TRUIST BANK,

as a Lender

By: /s/ Alfonso Brigham

Name: Alfonso Brigham

Title: Director

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ William Mason

Name: William Mason

Title: Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Jillian Clemons

Name: Jillian Clemons

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

BARCLAYS BANK PLC,

as a Lender

By: /s/ Adam E. Schroeder

Name: Adam E. Schroeder

Title: Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ Alex Wilson

Name: Alex Wilson

Title: Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

FIRST-CITIZENS BANK & TRUST COMPANY,

as a Lender

By: /s/ Conor Tuomey

Name: Conor Tuomey

Title: Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

MANUFACTURERS AND TRADERS TRUST COMPANY,

as a Lender

By: /s/ Kathryn Williams

Name: Kathryn Williams

Title: Director

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.

MORGAN STANLEY BANK, N.A.,

as a Lender

By: /s/ Fru Ngwa

Name: Fru Ngwa

Title: Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement

PTC Inc.